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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 1998





                  MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



           Delaware                      0-14381                52-1436985
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)



   10400 Fernwood Road, Bethesda, MD                               20817
(Address of principal executive office)                          (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070













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ITEM 5.   OTHER EVENTS

Marriott Hotel Properties Limited Partnership (the "Partnership") is one of eight limited partnerships which is included in a proposed acquisition by merger into subsidiaries of Host Marriott, L.P., as described in the preliminary Prospectus/Consent Solicitation Statement as filed with the Securities and Exchange Commission on Form S-4 (SEC File No. 333-55807) on June 2, 1998, as amended. On September 10, 1998, the General Partner sent to the Limited Partners of the Partnership a letter to inform them that September 18, 1998 will be the record date for voting in the forthcoming consent solicitation. Those limited partners whose ownership is reflected on the records of the General Partner as of September 18, 1998 will be eligible to vote on the merger and proposed amendments to the partnership agreement of the Partnership. Such letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.1 Letter from the General Partner to the Limited Partners o the Partnership, dated September 10, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   MARRIOTT HOTEL PROPERTIES
                                   LIMITED PARTNERSHIP

                                   By:    HOTEL PROPERTIES MANAGEMENT, INC.
                                          General Partner



    September 16, 1998             By:   /s/ Earla L. Stowe
                                         ------------------
                                         Name:    Earla L. Stowe
                                         Title:   Vice President and Chief
                                                  Accounting Officer

                                  EXHIBIT INDEX

         Exhibit No.:          Description:
         99.1                  Letter from the General Partner to the Limited
                               Partners of the Partnership, dated September 10
                               1998